                                               OPPENHEIMER BOND FUND
                                       Supplement dated July 1, 2002 to the
                       Prospectus dated April 30, 2002 and further supplemented May 20, 2002

The Prospectus is changed as follows:

1.       The  commission  payments  to  broker-dealers  on  purchases  of Class A shares  subject  to a  contingent deferred sales charge by  grandfathered  retirement  accounts has changed.  Therefore,  the fourth sentence of the first  paragraph  under "How Can You Buy Class A Shares?  - Class A Contingent  Deferred  Sales Charge" on
     page 22 is deleted and replaced with the following  sentence:  "For  grandfathered  retirement  accounts,  the concession  is 0.75% of the  first  $2.5  million  of  purchases  plus  0.25% of  purchases  in excess of $2.5 million."

2.       The section  captioned  "Distribution  and  Service  (12b-1)  Plans - Service  Plan for Class A Shares" is
     revised by adding the following  after the third sentence in that  paragraph:  "With respect to Class A shares subject to a Class A contingent  deferred sales charge purchased by  grandfathered  retirement  accounts,  the
     Distributor  pays the 0.25%  service fee to dealers in advance for the first year after the shares are sold by the dealer.  After the shares have been held for a year,  the  Distributor  pays the service fee to dealers on a quarterly basis."

July 1, 2002                                                                            285PS027